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                SECOND AMENDMENT, DATED AS OF MARCH 12, 2004, TO
                   AMENDMENT AND RESTATEMENT OF MARCH 15, 2002

                                 WITH RESPECT TO

                 CREDIT AGREEMENT DATED AS OF FEBRUARY 20, 1998
                      (as heretofore amended and restated)

                                      AMONG

                    THE FUNDS AND PORTFOLIOS PARTIES HERETO,

                       THE BANKS PARTY HERETO AS LENDERS,

                                 CITIBANK, N.A.,
                              AS SYNDICATION AGENT,


                      STATE STREET BANK AND TRUST COMPANY,
                              AS OPERATIONS AGENT,

                                       AND

                              FLEET NATIONAL BANK,
                 AS ADMINISTRATIVE AGENT AND DOCUMENTATION AGENT


                             FLEET SECURITIES INC.,
                   AS SOLE LEAD ARRANGER AND SOLE BOOK MANAGER




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                               SECOND AMENDMENT TO
                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

     This SECOND AMENDMENT TO AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 12, 2004 and entered into by and among each of the funds (each, a "FUND") a party hereto or that may become a party hereto pursuant to the terms hereof, the various banks as are or may become a party hereto pursuant to the terms hereof (individually, a "BANK" and, collectively, the "BANKS"), FLEET NATIONAL BANK ("FLEET"), a national banking association, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Banks, CITIBANK, N.A., a national banking association, as Syndication Agent (the "SYNDICATION AGENT"), and STATE STREET BANK AND TRUST COMPANY ("STATE STREET"), a Massachusetts trust company, as operations agent (in such capacity, the "OPERATIONS AGENT") for the Banks.

                                    RECITALS:

     WHEREAS, the Funds (either on their own behalf or on behalf of certain specified Portfolios) identified on Annex I hereto listed under the heading Current Borrower Parties (the "CURRENT BORROWER PARTIES"), certain of the Banks, the Administrative Agent and Documentation Agent and the Operations Agent have previously entered into a certain Credit Agreement, dated as of February 20, 1998, as amended and restated as of March 15, 2002 and further amended pursuant to a First Amendment, dated as of March 14, 2003, to Amendment and Restatement of March 15, 2002 (as in effect immediately prior to the Amendment Effective Date (as hereinafter defined), the "EXISTING AGREEMENT" and, as amended or otherwise modified hereby, the "AGREEMENT");

     WHEREAS, the parties hereto desire to amend the Existing Agreement to agree that Legg Mason Europe Fund, formerly a portfolio of Legg Mason Global Trust, Inc., has been dissolved and is no longer a party to the Agreement, to extend the Termination Date, to acknowledge that The Bank of Nova Scotia will not continue as a Bank hereunder, to add Citibank, N.A. as Syndication Agent and a Bank hereunder, to add Wells Fargo Bank, National Association as a Bank hereunder, to add Legg Mason Core Bond Fund, a portfolio of Legg Mason Income Trust, Inc., as a borrower party to the Agreement, to acknowledge that the name of Legg Mason Focus Trust, Inc. will be changed to Legg Mason Growth Trust, Inc. and to effect other changes to the Existing Agreement as hereinafter provided; and

     WHEREAS, in order to facilitate the aforesaid amendments, the parties hereto desire to enter into this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Terms used herein, unless otherwise defined herein or the context otherwise requires, shall have the meanings assigned to such terms in the Agreement.

     SECTION 2. AGREEMENT AMENDMENTS. The Existing Credit Agreement is hereby amended on and from the Amendment Effective Date as follows:

          2.1 The  definition of the term  "Commitment  Amount" found in Section
1.1 of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

          "COMMITMENT AMOUNT" means, on any date, $400,000,000, as such amount may be reduced from time to time pursuant to SECTION 4.3.

          2.2 The definition of the term "Termination Date" found in Section 1.1 of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

          "TERMINATION DATE" means March 10, 2005, or such earlier date as may be fixed by the Funds and Portfolios on at least 15 Banking Days' prior written or telephonic notice received by the Administrative Agent. The Funds and Portfolios shall promptly confirm any such telephonic notice in writing. Upon the request of the Funds and Portfolios, and in the Banks' sole discretion, the Termination Date may be extended for successive 364-day periods as provided in SECTION 2.7.

          2.3 The following sentence shall be added at the end of Section 3.2 of the Existing Credit Agreement:

          The Funds and Portfolios shall collectively pay to the Banks interest on any portion of the commitment fee that is not paid within 10 days of the due date thereof accruing from and including such due date to, but not including, the date of payment thereof in full at the rate per annum which is equal to 2% in excess of the Reference Rate in effect from time to time; PROVIDED that such payment be allocated only among the Funds and Portfolios that have not paid the portion of the commitment fee allocated to such Fund or Portfolio within 10 days of the due date thereof.

          2.4 Schedule I of the Existing Credit Agreement is deleted in its entirety and replaced with Schedule I appended hereto.

          2.5 Schedule II of the Existing Credit Agreement is deleted in its entirety and replaced with Schedule II appended hereto.

          2.6 Exhibit D of the Existing Credit Agreement is deleted in its entirety and replaced with Exhibit D appended hereto.

          2.7 Exhibit G of the Existing Credit Agreement is deleted in its entirety and replaced with Exhibit G appended hereto.

          SECTION 3. FUND AND PORTFOLIO CHANGES. The Funds and Portfolios parties to the Agreement are changed and/or amended as follows:

          3.1 The parties hereto hereby acknowledge that the name of Legg Mason Focus Trust, Inc. will be changed to Legg Mason Growth Trust, Inc. on or about May 1, 2004.

          3.2 The parties hereto hereby acknowledge that Legg Mason Europe Fund, formerly a portfolio of Legg Mason Global Trust, Inc., has been dissolved and is no longer a party to the Agreement.

          3.3 The parties hereto hereby acknowledge that Legg Mason Core Bond Fund, a portfolio of Legg Mason Income Trust, Inc., has commenced operations and agree that it is hereby added as a borrower party to the Agreement.

      SECTION 4. NEW BANKS. The parties hereto hereby agree that Citibank, N.A. and Wells Fargo Bank, National Association are hereby added as Banks parties to the Agreement.

SECTION 5.  NEW NOTES.

          5.1 Each of the entities listed on the second page of Annex I hereto under the heading Borrower Parties (the "BORROWER PARTIES") shall deliver its Notes to the Administrative Agent and Documentation Agent for the account of each Bank on or before the Amendment Effective Date (such Notes being referred to collectively herein as the "NEW NOTES").

          5.2 Upon receipt by the Administrative Agent and Documentation Agent of the New Notes, the corresponding Notes of the Current Borrower Parties previously delivered to such Banks shall cease to be of further force and effect.

SECTION 6.  CONDITIONS TO EFFECTIVENESS.

          6.1 The amendments and modifications effected by this Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the conditions precedent specified in this SECTION 6.1 shall have been satisfied or waived by the Administrative Agent and Documentation Agent and all the Banks that are signatories to this document. The occurrence of the Amendment Effective Date shall be subject to (i) the receipt by the Administrative Agent and Documentation Agent of duly executed counterparts of this Amendment signed by all the parties hereto (or evidence satisfactory to the Administrative Agent and Documentation Agent that all the parties hereto have executed counterparts of this Amendment and dispatched them to the Administrative Agent and Documentation Agent); (ii) receipt by the Operations Agent for the accounts of the Banks of the aggregate upfront fees provided for in SECTION 8.1 hereof and any other fees or other amounts that shall then be due and payable by the Funds and Portfolios under the Agreement; and (iii) the delivery by the Funds (and Portfolios) to the Administrative Agent and Documentation Agent of all of the following, each duly executed:

               6.1.1 NOTES. Notes in favor of the Banks from each Borrower Party in the amount of each such Bank's Commitment.

               6.1.2 OFFICER'S CERTIFICATE. A certificate of the secretary or an assistant secretary of such Fund or Portfolio setting forth (i) the resolutions of such Fund's or Portfolio's trustees or directors authorizing or ratifying the execution and delivery of this Amendment and such Fund's Notes or, in the case of a Fund comprised of one or more Portfolios, the Notes of each such Portfolio, and authorizing the Borrowings hereunder,
     (ii) all documents evidencing other necessary trust or corporate action, as the case may be, (iii) all approvals or consents, if any, with respect to this Amendment and the aforesaid Note(s), (iv) any amendment to the Trust Agreement or other organizational document for such Fund made since March 12, 2003 and (v) a good standing certificate with respect to such Fund issued by the Secretary of State or other relevant authority of the jurisdiction of such Fund's organization within 7 days prior to the Amendment Effective Date.

               6.1.3 INCUMBENCY CERTIFICATE. A certificate of the secretary or an assistant secretary of such Fund certifying the names of the Fund's officers and/or other persons authorized to sign this Agreement, the Notes of such Fund or, as appropriate, such Fund's Portfolio(s), and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

               6.1.4 OPINIONS. An opinion of counsel to such Fund or Portfolio, addressed to the Agents and the Banks, substantially in the form of EXHIBIT I-1 and an opinion of counsel to the Administrative Agent and Documentation Agent addressed to the Agents and the Banks, substantially in the form of
     EXHIBIT I-2.

               6.1.5 FORM U-1. Its Form U-1 duly completed and executed as contemplated by Regulation U of the Federal Reserve Board.

               6.1.6 NET ASSET VALUE CERTIFICATE. A certificate of the net asset value of Legg Mason Core Bond Fund and the other Borrower Parties executed by a duly authorized representative thereof.

               6.1.7 CONSENT OF INVESTMENT ADVISER. A letter from Legg Mason Core Bond Fund's Adviser addressed to the Banks in care of the Administrative Agent and Documentation Agent, substantially in the form of EXHIBIT H to the Agreement.

          6.2 CONSEQUENCES OF EFFECTIVENESS. On the Amendment Effective Date the Existing Agreement shall be automatically amended to read as set forth herein. On and after the Amendment Effective Date the rights and obligations of the parties hereto shall be governed by the Agreement as amended by this Amendment; PROVIDED that rights and obligations of the parties hereto with respect to the period prior to the Amendment Effective Date shall continue to be governed by the provisions of the Existing Agreement. On the Amendment Effective Date, the Pro Rata Shares of each of the Banks shall immediately become the percentages set forth opposite the name of such Bank on SCHEDULE I hereto. With effect from and including the Amendment Effective Date, each entity listed on the signature pages hereof that is not a party to the Existing Agreement shall become a party to the Agreement. As of March 12, 2004, The Bank of Nova Scotia shall cease to be a Bank under the Agreement.

     SECTION 7. WARRANTIES. To induce the Banks and the Agents to enter into this Amendment, each Fund hereby represents and warrants with respect to itself and, as may be relevant with respect to a Fund comprised of Portfolios, each of its respective Portfolios that:

          7.1 The execution and delivery by the Fund of this Amendment and the New Notes as to which it is the maker, and the performance by the Fund of the Agreement and the New Notes as to which it is the maker, have been duly authorized by all necessary action on the part of the Fund, and do not and will not (i) conflict with any provision of law, (ii) conflict with its constituent documents or, as applicable, its Trust Agreement, (iii) conflict with any agreement binding upon it, (iv) conflict with either its most recent prospectus or its most recent statement of additional information, (v) conflict with any court or administrative order or decree applicable to it or (vi) require, or result in, the creation or imposition of any Lien on any of its assets.


          7.2 Assuming this Amendment constitutes the binding obligation of each other necessary party hereto, this Amendment, the Agreement as amended by this Amendment, and the New Notes as to which the Fund is the maker constitute the legal, valid and binding obligation of the Fund or, the case of a Fund consisting of Portfolios, the applicable Portfolio of such Fund, enforceable against the Fund or, in the case of a Fund consisting of Portfolios, the applicable Portfolio of such Fund, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          7.3 Each representation and warranty of the Fund set forth in Section 6 of the Agreement is true and correct as of the Amendment Effective Date as though made on and as of such date.

          7.4 As of the Amendment Effective Date, and as of the date of the execution and delivery by the Fund of this Amendment, as to the Fund or, in the case of a Fund consisting of Portfolios, each Portfolio of such Fund, no Event of Default or Unmatured Event of Default has occurred and is continuing.

          7.5 No material adverse change in its business, condition (financial or otherwise) or results of its operations or prospects has occurred since March 31, 2003.

SECTION 8.  COSTS, EXPENSES AND TAXES.

          8.1 The Funds and Portfolios shall collectively pay to the Operations Agent for the accounts of the Banks an upfront fee equal to 0.01% times the amount of the Commitment of each Bank. Such upfront fee shall be due and payable in full on the Amendment Effective Date.

          8.2 The Funds agree to pay or reimburse each Agent, within 30 Banking Days after demand, all reasonable costs and expenses, including reasonable fees of attorneys for such Agent (including the nonduplicative allocated costs of internal counsel) and other legal expenses and costs, incurred by such Agent in connection with the development, preparation, delivery, administration and execution of this Amendment and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby. Each Fund or, in the case of a Fund consisting of Portfolios, each Portfolio shall only be liable for its pro rata portion of the above costs and expenses (and of the upfront fee described in SECTION 8.1) determined on the basis of the proportion of the respective net asset value of such Fund or Portfolio, as the case may be, on any date of determination to the aggregate of the net asset values of all the Funds (or, with respect to a Fund consisting of Portfolios, all of the Portfolios of such Fund) as of such date.

      SECTION 9. AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT. The Agreement as amended hereby shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby. In addition, each reference in the Agreement to the terms "this Agreement," "hereunder," "hereof" or terms or words of similar import shall hereafter mean the Agreement as amended hereby.

     SECTION 10. COUNTERPARTS. This Amendment may be executed in several counterparts, and each such counterpart shall be deemed to be an original and shall constitute together with all other counterparts but one and the same Amendment.

     SECTION 11. GOVERNING LAW. This Amendment shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflicts of law. All obligations of the Funds and the Portfolios and rights of the Agents and the Banks shall be in addition to and not in limitation of those provided by applicable law.

     SECTION 12. DISCLAIMER. None of the shareholders, trustees, directors, officers, employees and other agents of any Fund or Portfolio shall personally be bound by or liable for any indebtedness, liability or obligation hereunder or under any Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder or thereunder.

     SECTION 13. REPRESENTATION BY THE BANKS. Each Bank represents and warrants to each Borrower Party that such Bank is a depository institution (as defined in Section 3 of the Federal Deposit Insurance Act), a branch or agency of a foreign bank (as such terms are defined in section 1(b) of the International Banking Act of 1978) or otherwise qualifies as a "bank" within the meaning of Section 2(a)(5) of the Act.

     SECTION 14. OTHER. The parties hereto acknowledge that the Syndication Agent has been designated as such for purposes of convenience only, and that the Syndication Agent shall not have any duties or responsibilities, except those that may be expressly set forth in one or more separate written agreements, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Syndication Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                    LEGG MASON INCOME TRUST, INC., ON
                                    BEHALF OF LEGG MASON U.S.
                                    GOVERNMENT INTERMEDIATE-TERM PORTFOLIO


                                    By:   /s/ Richard Wachterman
                                          -----------------------
                                    Title:    Assistant Secretary


                                    LEGG MASON INCOME TRUST, INC., ON
                                    BEHALF OF LEGG MASON INVESTMENT
                                    GRADE INCOME PORTFOLIO


                                    By:   /s/ Richard Wachterman
                                          -----------------------
                                    Title:    Assistant Secretary


                                    LEGG MASON INCOME TRUST, INC., ON
                                    BEHALF OF LEGG MASON HIGH YIELD
                                    PORTFOLIO


                                    By:   /s/ Richard Wachterman
                                          ------------------------
                                    Title:    Assistant Secretary


                                    LEGG MASON INCOME TRUST, INC., ON
                                    BEHALF OF LEGG MASON CORE BOND FUND


                                    By:      /s/ Richard Wachterman
                                             ----------------------
                                    Title:       Assistant Secretary


                                    LEGG MASON TAX-FREE INCOME FUND,
                                    ON BEHALF OF LEGG MASON MARYLAND
                                    TAX-FREE INCOME TRUST


                                    By:      /s/ Richard Wachterman
                                             -----------------------
                                    Title:       Assistant Secretary

                                    LEGG MASON TAX-FREE INCOME FUND,
                                    ON BEHALF OF LEGG MASON PENNSYLVANIA
                                    TAX-FREE INCOME TRUST


                                    By:      /s/ Richard Wachterman
                                             ------------------------
                                    Title:        Assistant Secretary


                                    LEGG MASON TAX-FREE INCOME FUND,
                                    ON BEHALF OF LEGG MASON TAX-FREE
                                    INTERMEDIATE-TERM INCOME TRUST


                                    By:      /s/ Richard Wachterman
                                             -----------------------
                                    Title:       Assistant Secretary


                                    LEGG MASON VALUE TRUST, INC.


                                    By:       /s/ Richard Wachterman
                                              -----------------------
                                    Title:        Assistant Secretary


                                    LEGG MASON SPECIAL INVESTMENT TRUST, INC.


                                    By:      /s/ Richard Wachterman
                                             -----------------------
                                    Title:       Assistant Secretary


                                    LEGG MASON FOCUS TRUST, INC.


                                    By:      /s/ Richard Wachterman
                                             -----------------------
                                                 Assistant Secretary


                                    LEGG MASON GLOBAL TRUST, INC., ON
                                    BEHALF OF LEGG MASON GLOBAL
                                    INCOME TRUST


                                    By:     /s/ Richard Wachterman
                                            -----------------------
                                    Title:      Assistant Secretary

                                    LEGG MASON GLOBAL TRUST, INC., ON
                                    BEHALF OF LEGG MASON INTERNATIONAL
                                    EQUITY TRUST


                                    By:          /s/ Richard Wachterman
                                                 ----------------------
                                    Title:           Assistant Secretary


                                    LEGG MASON GLOBAL TRUST, INC., ON
                                    BEHALF OF LEGG MASON EMERGING MARKETS
                                    TRUST


                                    By:         /s/ Richard Wachterman
                                                ----------------------
                                    Title:          Assistant Secretary


                                    LEGG MASON INVESTORS TRUST, INC.,
                                    ON BEHALF OF LEGG MASON AMERICAN
                                    LEADING COMPANIES TRUST


                                    By:       /s/ Richard Wachterman
                                              ----------------------
                                    Title:        Assistant Secretary


                                    LEGG MASON INVESTORS TRUST, INC.,
                                    ON BEHALF OF LEGG MASON BALANCED
                                    TRUST


                                    By:      /s/ Richard Wachterman
                                             ----------------------
                                    Title:       Assistant Secretary


                                    LEGG MASON INVESTORS TRUST, INC., ON
                                    BEHALF OF LEGG MASON U.S.
                                    SMALL-CAPITALIZATION VALUE TRUST


                                    By:      /s/ Richard Wachterman
                                             ----------------------
                                    Title:       Assistant Secretary

                                    LEGG MASON INVESTORS TRUST, INC., ON
                                    BEHALF OF LEGG MASON FINANCIAL
                                    SERVICES FUND


                                    By:      /s/ Richard Wachterman
                                             ----------------------
                                    Title:       Assistant Secretary


                                    LEGG MASON LIGHT STREET TRUST, INC., ON
                                    BEHALF OF LEGG MASON CLASSIC VALUATION
                                    FUND


                                    By:      /s/ Richard Wachterman
                                             ------------------------
                                    Title:       Assistant Secretary


                                    LEGG MASON INVESTMENT TRUST, INC., ON
                                    BEHALF OF LEGG MASON OPPORTUNITY TRUST


                                    By:        /s/ Richard Wachterman
                                               ----------------------
                                    Title:         Assistant Secretary


                                    LEGG MASON CHARLES STREET TRUST, INC., ON
                                    BEHALF OF BATTERYMARCH U.S. SMALL
                                    CAPITALIZATION EQUITY PORTFOLIO


                                    By:      /s/ Richard Wachterman
                                             -----------------------
                                    Title:       Assistant Secretary

                                    FLEET NATIONAL BANK, as Administrative
                                    Agent and Documentation Agent and a Bank


                                    By:      /s/ Marcio Chapina
                                             -------------------
                                    Title:       Vice President

                                    STATE STREET BANK AND TRUST COMPANY, as
                                    Operations Agent and a Bank


                                    By:      /s/ John T. Daley
                                             ------------------
                                    Title:       Vice President

                                    CITIBANK, N.A., as Syndication Agent and a Bank


                                    By:      /s/ Matthew Nicholls
                                             --------------------
                                    Title:        Director

                                    NATIONAL BANK OF AUSTRALIA LIMITED,
                                    A.C.N. 004044937


                                    By:      /s/ Richard G. Reilly
                                             -------------------------
                                    Title:       Senior Vice President

                                    DANSKE BANK A/S


                                    By:       /s/ George Neofitidis
                                              ---------------------
                                    Title:         Vice President


                                    By:      /s/ John A. O'Neill
                                             ------------------------------
                                    Title:       Assistant General Manager

                                    THE BANK OF NEW YORK


                                    By:      /s/ Gary R. Overton
                                             -------------------
                                    Title:        Vice President

                                    BANK OF AMERICA, N.A.


                                    By:      /s/ William J. Coupe
                                             ----------------------
                                    Title:       Managing Director

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    By:        /s/ Beth Mcginnis
                                               -----------------
                                    Title:         Senior Vice President


                                    By:        /s/ James J. Doherty
                                               --------------------
                                    Title:          Vice President

                                     ANNEX I

                            CURRENT BORROWER PARTIES


Legg Mason Income Trust, Inc., on behalf of

  Legg Mason U.S. Government Intermediate-Term Portfolio
  Legg Mason Investment Grade Income Portfolio
  Legg Mason High Yield Portfolio

Legg Mason Tax-Free Income Fund, on behalf of

  Legg Mason Maryland Tax-Free Income Trust
  Legg Mason Pennsylvania Tax-Free Income Trust
  Legg Mason Tax-Free Intermediate-Term Income Trust

Legg Mason Value Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Focus Trust, Inc.

Legg Mason Global Trust, Inc., on behalf of

  Legg Mason Global Income Trust
  Legg Mason International Equity Trust
  Legg Mason Emerging Markets Trust

Legg Mason Investors Trust, Inc., on behalf of

  Legg Mason American Leading Companies Trust
  Legg Mason Balanced Trust
  Legg Mason U.S. Small-Capitalization Value Trust
  Legg Mason Financial Services Fund

Legg Mason Light Street Trust, Inc., on behalf of

  Legg Mason Classic Valuation Fund

Legg Mason Investment Trust, Inc., on behalf of

  Legg Mason Opportunity Trust

Legg Mason Charles Street Trust, Inc., on behalf of

  Batterymarch U.S. Small Capitalization Equity Portfolio

                                  Annex I - 1

                                BORROWER PARTIES

Legg Mason Income Trust, Inc., on behalf of

  Legg Mason U.S. Government Intermediate-Term Portfolio
  Legg Mason Investment Grade Income Portfolio
  Legg Mason High Yield Portfolio
  Legg Mason Core Bond Fund

Legg Mason Tax-Free Income Fund, on behalf of

  Legg Mason Maryland Tax-Free Income Trust
  Legg Mason Pennsylvania Tax-Free Income Trust
  Legg Mason Tax-Free Intermediate-Term Income Trust

Legg Mason Value Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Focus Trust, Inc.

Legg Mason Global Trust, Inc., on behalf of

  Legg Mason Global Income Trust
  Legg Mason International Equity Trust
  Legg Mason Emerging Markets Trust


Legg Mason Investors Trust, Inc., on behalf of

  Legg Mason American Leading Companies Trust
  Legg Mason Balanced Trust
  Legg Mason U.S. Small-Capitalization Value Trust
  Legg Mason Financial Services Fund

Legg Mason Light Street Trust, Inc., on behalf of

  Legg Mason Classic Valuation Fund

Legg Mason Investment Trust, Inc., on behalf of

  Legg Mason Opportunity Trust

Legg Mason Charles Street Trust, Inc., on behalf of

  Batterymarch U.S. Small Capitalization Equity Portfolio

                                  Annex I - 2

                                   SCHEDULE I
                                   ----------

                                   COMMITMENTS
                                   -----------
                               AND PRO RATA SHARES
                               -------------------
                                                                    Pro Rata
                    Bank                         Commitment           Share
                    ----                         ----------           -----
Fleet National Bank                               $73,000,000          18.250%

State Street Bank and Trust Company               $67,500,000          16.875%

Citibank, N.A.                                    $67,500,000          16.875%

National Australia Bank Limited, A.C.N.           $55,000,000          13.750%
004044937

Danske Bank A/S                                   $47,000,000          11.750%

Wells Fargo Bank, National Association            $35,000,000           8.750%

Bank of America, N.A.                             $30,000,000           7.500%

The Bank of New York                              $25,000,000           6.250%
                                                  -----------           ------

        TOTAL                                     $400,000,000         100.000%

                                   Schedule I

                                 SCHEDULE II
                                 -----------


OFFSHORE AND DOMESTIC LENDING OFFICES,
--------------------------------------
ADDRESSES FOR NOTICES
---------------------

FUNDS AND PORTFOLIOS:
--------------------

LEGG MASON WOOD WALKER, INC.
100 Light Street
Baltimore, MD  21202

Attention:        Marie K. Karpinski, Funds Accounting
Telephone:        (410) 454-2790
Facsimile:        (410) 454-3445

                                 Schedule II-1

FLEET NATIONAL BANK, as Administrative Agent and Documentation Agent
-------------------

CREDIT CONTACTS (OTHER THAN LOAN REQUESTS AND NOTICES OF
CONVERSION/CONTINUATION):

Fleet National Bank
100 Federal Street - MA DE 10010H
Boston, MA  02110

Primary Contact:

Attention:        Marcio Chapina, Vice President
Telephone:        (617) 434-0404
Facsimile:        (617) 434-1096
Email:            marcio_w_ chapina@fleet.com

Back-up Contact:

Attention:        Lawrence C. Bigelow
Telephone:        (617) 434-8868
Facsimile:        (617) 434-1096
Email:            Lawrence_C_Bigelow@Fleet.com

DOMESTIC LENDING OFFICE:

Fleet National Bank
Financial Institutions
100 Federal Street - MA DE 10010H
Boston, MA  02110

Attention:        Marcio Chapina, Vice President
Telephone:        (617) 434-0404
Facsimile:        (617) 434-1096
Email:            marcio_w_ chapina@fleet.com

OFFSHORE LENDING OFFICE:

Fleet National Bank
Financial Institutions
100 Federal Street - MA DE 10010H
Boston, MA  02110

Attention:        Michael J. Araujo
Telephone:        (617) 434-5021
Facsimile:        (617) 434-7559

                                 Schedule II-2

CONTACT (ADMINISTRATIVE AND OPERATIONAL MATTERS):

Michael Araujo
Fleet National Bank
100 Federal Street - MA DE 10010H
Boston, MA  02110

Telephone:        (617) 434-5021
Facsimile:        (617) 434-7559

TAX WITHHOLDING:

Tax ID Number:    06-0850628

PAYMENT INSTRUCTIONS:

Fleet National Bank
Boston, Massachusetts
ABA No.:          011 000 138
Name of Account:  Commercial Loan Services
Account No.:      G/L 151035166156
Ref.:             Legg Mason Funds

                                 Schedule II-3

STATE STREET BANK AND TRUST COMPANY, as Operations Agent
------------------------------------

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.:
Primary Contact:   Eola Romano                   Back-up Contact:      David Barr
Street Address:    225 Franklin Street MAO-11    Street Address:       225 Franklin Street MAO-11
                   Loan Dept./Customer Service                         Loan Dept./Customer Service
City, State, Zip:  Boston, MA  02110             City, State, Zip:     Boston, MA  02110
Mailing Address:   P.O. Box 351, 2nd Floor       Mailing Address:P.O.  Box 351, 2nd Floor
City, State, Zip:  Boston, MA  02111             City, State, Zip:     Boston, MA  02111
Phone Number:      (617) 664-6434                Phone Number:         (617)664-0234
Fax Number:        (617) 664-3941                Fax Number:           (617)664-3941
Email address:     Earomano@statestreet.com      Email address:       DDbarr@statestreet.com


STATE STREET BANK AND TRUST COMPANY, as a Bank
------------------------------------

DOMESTIC AND OFFSHORE LENDING OFFICE:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Mailing address:

State Street Bank and Trust Company
P.O. Box 351, 2nd floor
Boston, MA 02101

Credit Contacts:

Credit Contacts - Financial Statements, Waivers, Legal Documentation:
Primary Contact:   John T. Daley, V.P.           Back-up Contact:     Karen A. Gallagher, V.P.
Street Address:    Lafayette Corporate Center    Street Address:      Lafayette Corporate Center
                   2 Avenue de Lafayette                              2 Avenue de Lafayette
City, State, Zip:  Boston, MA  02111             City, State, Zip:    Boston, MA  02111
Mailing Address:   P.O. Box 351, 2nd Floor       Mailing Address:P.O. Box 351, 2nd Floor
City, State, Zip:  Boston, MA  02101             City, State, Zip:    Boston, MA  02101
Phone Number:      (617) 662-2312                Phone Number:        (617)662-2313
Fax Number:        (617) 662-2326                Fax Number:          (617)662-2326
Email address:     jtdaley@statestreet.com       Email address:       kagallagher@statestreet.com

                                 Schedule II-4


COMPLIANCE/DOCUMENTATION MATTERS:

Manager: Allison King/Tele#(617)664-3857/Fax #(617) 664-3941
Compliance/Documentation Matters:
Primary Contact:   Kevin Reese                   Back-up Contact:      Barbara Yates, Asst. Secretary
Street Address:    Lafayette Corporate Center    Street Address:       Lafayette Corporate Center
                   2 Avenue de Lafayette, 2N     2 Avenue de Lafayette, 2N
City, State, Zip:  Boston, MA  02111             City, State, Zip:     Boston, MA  02111
Phone Number:      (617) 662-1495                Phone Number:         (617)662-2316
Fax Number:        (617) 662-2326                Fax Number:           (617)662-2326
Email address:     kyreese@statestreet.com       Email address:        bsyates@statestreet.com
         mailto:ktmaclellan@statestreet.com

TAX WITHHOLDING:

Tax ID Number:      04-1867445

PAYMENT INSTRUCTIONS:

State Street Bank and Trust Company, Boston, MA
ABA No.:            011-000028
Account No.:        0006-332-1
Ref.:               Legg Mason Family of Funds, Attn.: Michelle Audet

                                 Schedule II-5

CITIBANK, N.A.
--------------

DOMESTIC AND OFFSHORE LENDING OFFICE:

Citibank, N.A.
499 Park Avenue
New York, NY 10043

CREDIT CONTACTS (OTHER THAN LOAN REQUESTS AND NOTICES OF
CONVERSION/CONTINUATION):

Citibank, N.A.
388 Greenwich Street
New York, NY 10013

Primary Contact:

Attention:        Matthew Nicholls
Telephone:        (212) 816-3472
Facsimile:
E-Mail:           matthew.nicholls@citigroup.com

Back-up Contact:

Attention:
Telephone:
Facsimile:

ADMINISTRATIVE CONTACTS AND NOTIFICATIONS:

Attention:        Valerie Burrows
Telephone:        (302) 894-6110
Facsimile:        (302) 894-6120
E-Mail:           Valerie.r.burrows@citigroup.com

Back-up Contact:

Attention:        Karen Riley
Telephone:        (302) 894-6084
Facsimile:        (302) 894-6120
E-Mail:           Karen.riley@citigroup.com

                                 Schedule II-6

TAX WITHHOLDING:

Tax ID Number:    13-5266470

PAYMENT INSTRUCTIONS:

Citibank, N.A.
ABA No.:          021000089
Account Name:     4058-1356
Reference:        Legg Mason Family of Funds Credit Facility
Attention:        Valerie Burrows

                                 Schedule II-7

BANK OF AMERICA, N.A., as a Bank
----------------------

DOMESTIC AND OFFSHORE LENDING OFFICE:

Bank of America, N.A.
101 N. Tryon Street
Charlotte, NC  28255

CREDIT CONTACTS (OTHER THAN LOAN REQUESTS AND NOTICES OF
CONVERSION/CONTINUATION):

Bank of America, N.A.
335 Madison Ave.
Mail Code:  NY1-503-05-07
New York, NY  10017

Primary Contact:

Attention:        William Coupe
Telephone:        (212) 503-7507
Facsimile:        (212) 503-7027
E-Mail:           William.coupe@bankofamerica.com

Back-up Contact:

Attention:        Chavon Sutton
Telephone:        (212) 503-7081
Facsimile:        (212) 503-7027
E-Mail:           chavon.Sutton@bankofamerica.com

ADMINISTRATIVE CONTACT:

Bank of America, N.A.
101 N. Tryon Street
Charlotte, NC  28255
NCI-001-15-04

Primary contact:

Attention:        Edna Reganess
Telephone:        (704) 386-8201
Facsimile:        (704) 409-0058

                                 Schedule II-8

Bank-up contact:

Attention:        Nora Moss
Telephone:        (704) 386-8201
Facsimile:        (704) 409-0058


TAX WITHHOLDING:

Tax ID Number:    94-1687665

PAYMENT INSTRUCTIONS:

Bank of America, N.A.
ABA No.:          053000196
Account Name:     Credit Services
Account No.:      1366212250600
Ref.:             Legg Mason Family of Funds Credit Facility
Attention:        E. Reganess/N. Moss

DANSKE BANK A/S
---------------

DOMESTIC AND OFFSHORE LENDING OFFICE:

Danske Bank A/S, New York Branch
c/o Danske Bank
299 Park Avenue, 14th Floor
New York, New York  10171

CONTACT (BUSINESS AND CREDIT MATTERS):

Mr. George Neofitidis, Vice President
Telephone:        (212) 984-8439
Facsimile:        (212) 984-9568

CONTACT (ADMINISTRATIVE AND OPERATIONAL MATTERS):

Mr. Joe Brandariz
Telephone:        (212) 984-8430
Facsimile:        (212) 984-9570

TAX WITHHOLDING:

Tax ID Number:    13-3289428

PAYMENT INSTRUCTIONS:

Method:           via Fed Wire
Danske Bank A/S
New York, New York
ABA No.:          026-003-719
F/A:              Cayman Islands Branch
Ref.:             Legg Mason Funds 364-day credit facility

                                 Schedule II-10

NATIONAL AUSTRALIA BANK LIMITED, A.C.N. 004044937
-------------------------------------------------

DOMESTIC AND OFFSHORE LENDING OFFICE:

National Australia Bank Limited, A.B.N. 12 004 044 937
200 Park Avenue, 34th Floor
New York, NY  10166

CREDIT CONTACTS AND NOTIFICATIONS:

National Australia Bank Limited
200 Park Avenue, 34th Floor
New York, NY  10166

Primary Contact:

Attention:        Richard Reilly
Telephone:        (212) 916-9620
Facsimile:        (212) 983-7360

Back-up Contact:

Attention:        Michael Pryce
Telephone:        (212) 916-9577
Facsimile:        (212) 983-7360

ADMINISTRATIVE CONTACTS AND NOTIFICATIONS:

National Australia Bank Limited
200 Park Avenue, 34th Floor
New York, NY  10166

Primary Contact:

Attention:        Judith Esposito
Telephone:        (212) 916-9622
Facsimile:        (212) 490-8087

Back-up Contact:

Attention:        Kevin Spencer/Bill Hromnak
Telephone:        (212) 916-9539/550
Facsimile:        (212) 490-8087

TAX WITHHOLDING:

Tax ID Number:    13-2901144

                                 Schedule II-11

PAYMENT INSTRUCTIONS:

National Australia Bank Limited
ABA No.:          026-007-728
Name of Account:  Loan Clearing
Account No.:      2003-000688-001
Attn.:            Loan Services
Reference:        Legg Mason

                                 Schedule II-12

THE BANK OF NEW YORK
--------------------

DOMESTIC AND OFFSHORE LENDING OFFICE:

The Bank of New York
One Wall Street, 17th Floor
New York, New York 10286

Primary Contact:  Phil Evans, Vice President
Telephone:        (212) 635-7110
Facsimile:        (212) 635-6348

Backup Contact:   Joanne Carey
Telephone:        (212) 635-7159
Facsimile:        (212) 635-6348

ADMINISTRATIVE/OPERATIONS:

The Bank of New York
One Wall Street, 17th Floor
New York, New York 10286

Attention:        Elaine Edwards
Telephone:        (212) 635-6461
Facsimile:        (212) 635-6348

TAX WITHHOLDING:

Tax ID Number:    13-5160382

PAYMENT INSTRUCTIONS:

The Bank of New York
101 Barclay Street
New York, New York  10286
ABA No.:           0210-0001-8
Name Of Account:   Commercial Loan Servicing
Account No.:       GLA #111 231
Ref:               Legg Mason Family Of Funds
                   Obligor: 9146240094

                                 Schedule II-13

WELLS FARGO BANK, NATIONAL ASSOCIATION
--------------------------------------

GENERAL INFORMATION - DOMESTIC LENDING OFFICE:

Institution Name: Wells Fargo Bank, National Association
Street Address: Sixth & Marquette
City, State, Zip: Minneapolis, MN 55479

GENERAL INFORMATION - EURODOLLAR LENDING OFFICE:

Institution Name: Wells Fargo Bank, National Association
Street Address: Sixth & Marquette
City, State, Zip: Minneapolis, MN 55479


CREDIT CONTACTS - FINANCIAL STATEMENTS, WAIVERS, LEGAL DOCUMENTATION:
Primary Contact: Jason Paulnock                 Back-up Contact: Beth McGinnis
Street Address: Sixth & Marquette               Street Address: Sixth & Marquette
City, State, Zip: Minneapolis, MN 55479         City, State, Zip: Minneapolis, MN 55479

Mailing Address: Sixth & Marquette              Mailing Address: Sixth & Marquette
                      MAC N9305-075                                   MAC N9305-075
City, State, Zip: Minneapolis, MN 55479         City, State, Zip: Minneapolis, MN 55479
Phone Number: (612) 667-4742                    Phone Number: (612) 667-9551
Fax Number: (612) 667-7251                      Fax Number: (612) 667-7251
Email address: jason.paulnock@wellsfargo.com    Email address: beth.c.mcginnis@wellsfargo.com

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.:

Primary Contact: Rosanna Roxas                  Back-up Contact: Robin Koronka
Street Address: 201 3rd Street                  Street Address: Sixth & Marquette

City, State, Zip: San Francisco, CA 94103       City, State, Zip: Minneapolis, MN 55479
Mailing Address: 201 3rd Street                 Mailing Address: Sixth & Marquette
                  MAC A0187-081                                 MAC N9305-075
City, State, Zip: San Francisco, CA 94103       City, State, Zip: Minneapolis, MN 55479
Phone Number: (415) 477-5425                    Phone Number: (612) 667-3687
Fax Number: (415) 979-0675                      Fax Number: (612) 667-7251
Email address: roxasr@wellsfargo.com            Email address: koronkar@wellsfargo.com

                                 Schedule II-14


COMPLIANCE/DOCUMENTATION MATTERS:
Primary Contact: Jason Paulnock               Back-up Contact: Beth McGinnis
Street Address: Sixth & Marquette             Street Address: Sixth & Marquette
City, State, Zip: Minneapolis, MN 55479       City, State, Zip: Minneapolis, MN 55479

Mailing Address: Sixth & Marquette            Mailing Address: Sixth & Marquette
                     MAC N9305-075                                  MAC N9305-075
City, State, Zip: Minneapolis, MN 55479       City, State, Zip: Minneapolis, MN 55479
Phone Number: (612) 667-4742                  Phone Number: (612) 667-9551
Fax Number: (612) 667-7251                    Fax Number:      (612) 667-7251
Email address: jason.paulnock@wellsfargo.com  Email address: beth.c.mcginnis@wellsfargo.com

TAX WITHHOLDING:

Tax ID Number: 94-1347393

PAYMENT INSTRUCTIONS:

Name of Bank where funds are to be transferred:  Wells Fargo Bank, N.A.
Routing Transit/ABA number of Bank where funds are to be transferred: 121000248 Name of Account, if applicable: Member Syndication
Account Number: 271250720
Ref.:  Legg Mason

                                 Schedule II-15

                                  EXHIBIT D
                                  ---------

                            SCHEDULE OF LITIGATION

The following information, which was previously disclosed to the Banks, is as set forth in the Form 10-Q, dated February 11, 2004, of Legg Mason, Inc.:

Like numerous other firms, starting in September 2003, Legg Mason received a subpoena from the office of the New York Attorney General ("NY AG") and inquiries from the Securities and Exchange Commission (the "SEC") relating to their investigations of sales practices, late trading, market timing and selective disclosure of portfolio holdings in connection with mutual funds. Legg Mason has responded to the NY AG subpoena and the SEC inquiries and is cooperating with two separate SEC investigations. Legg Mason is not currently able to determine whether any regulators will initiate enforcement actions as a result of their investigations, or to predict what effect, if any, the mutual fund investigations will have on its business, results of operations or assets under management.

                                   Exhibit D-1

                                    EXHIBIT G
                                    ---------

                 FUNDS' AND PORTFOLIOS' INVESTMENT RESTRICTIONS

For a Fund's or Portfolio's investment restrictions, please see the most recent Prospectus and Statement of Additional Information for such Fund or Portfolio as indicated below:

 LEGG MASON VALUE TRUST, INC.
 Primary Class Prospectus dated August 1, 2003
 Institutional and Financial Intermediary Class Prospectus dated August 1, 2003 Statement of Additional Information dated August 1, 2003

 LEGG MASON SPECIAL INVESTMENT TRUST, INC.
 Primary Class Prospectus dated August 1, 2003 (supplement dated January
 15, 2004)
 Institutional and Financial Intermediary Class Prospectus dated August 1, 2003 (supplement dated January 15, 2004)
 Statement of Additional Information dated August 1, 2003

 LEGG MASON FOCUS TRUST, INC.
 Primary Class Prospectus dated May 1, 2003 (supplement dated June 2, 2003) Institutional and Financial Intermediary Class Prospectus dated August 29, 2003 Statement of Additional Information dated August 29, 2003

 LEGG MASON U.S. GOVERNMENT INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF LEGG MASON INCOME TRUST, INC.
 Primary Class Prospectus dated May 1, 2003 (supplement dated June 2, 2003) Institutional Class Prospectus dated May 1, 2003
 Statement of Additional Information dated May 1, 2003

 LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO, A PORTFOLIO OF LEGG MASON INCOME TRUST, INC.
 Primary Class Prospectus dated May 1, 2003 (supplement dated June 2, 2003) Institutional Class Prospectus dated May 1, 2003
 Statement of Additional Information dated May 1, 2003

 LEGG MASON HIGH YIELD PORTFOLIO, A PORTFOLIO OF LEGG MASON INCOME TRUST, INC. Primary Class Prospectus dated May 1, 2003 (supplement dated June 2, 2003) Institutional Class Prospectus dated May 1, 2003
 Statement of Additional Information dated May 1,2003

 LEGG MASON CORE BOND FUND, A PORTFOLIO OF LEGG MASON INCOME TRUST, INC. Primary Class Prospectus dated February 13, 2004
 Statement of Additional Information dated February 13, 2004

                                  Exhibit G-1

 LEGG MASON MARYLAND TAX-FREE INCOME TRUST, A PORTFOLIO OF LEGG MASON TAX-FREE INCOME FUND
 Primary Class Prospectus dated August 1, 2003
 Institutional Class Prospectus dated August 1, 2003
 Statement of Additional Information dated August 1, 2003

 LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST, A PORTFOLIO OF LEGG MASON TAX-FREE INCOME FUND
 Primary Class Prospectus dated August 1, 2003
 Institutional Class Prospectus dated August 1, 2003
 Statement of Additional Information dated August 1, 2003

 LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST, A PORTFOLIO OF LEGG MASON TAX-FREE INCOME FUND
 Primary Class Prospectus dated August 1, 2003
 Institutional Class Prospectus dated August 1, 2003
 Statement of Additional Information dated August 1, 2003

 LEGG MASON GLOBAL INCOME TRUST, A PORTFOLIO OF LEGG MASON GLOBAL TRUST, INC. Primary Class Prospectus dated May 1, 2003 (supplement dated June 2, 2003) Institutional and Financial Intermediary Class Prospectus dated May 1, 2003 Statement of Additional Information dated May 1, 2003

 LEGG MASON INTERNATIONAL EQUITY TRUST, A PORTFOLIO OF LEGG MASON GLOBAL TRUST, INC.
 Primary Class Prospectus dated May 1, 2003 (supplements dated June 2, 3003 and August 11, 2003)
 Institutional and Financial Intermediary Class Prospectus dated May 1, 2003 (supplement dated August 11, 2003)
 Statement of Additional Information dated May 1, 2003 (supplement dated August 11, 2003)

 LEGG MASON EMERGING MARKETS TRUST, A PORTFOLIO OF LEGG MASON GLOBAL TRUST, INC. Primary Class Prospectus dated May 1, 2003 (supplement dated June 2, 2003) Institutional and Financial Intermediary Class Prospectus dated May 1, 2003 Statement of Additional Information dated May 1, 2003

 LEGG MASON AMERICAN LEADING COMPANIES TRUST, A PORTFOLIO OF LEGG MASON INVESTORS TRUST, INC.
 Primary Class Prospectus dated August 1, 2003
 Institutional Class and Financial Intermediary Prospectus dated August 1, 2003 Statement of Additional Information dated August 1, 2003

 LEGG MASON BALANCED TRUST, A PORTFOLIO OF LEGG MASON INVESTORS TRUST, INC. Primary Class Prospectus dated August 1, 2003
 Institutional and Financial Intermediary Class Prospectus dated August 1, 2003 Statement of Additional Information dated August 1, 2003

                                 Schedule II-2

 LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST, A PORTFOLIO OF LEGG MASON INVESTORS TRUST, INC.
 Primary Class Prospectus dated August 1, 2003
 Institutional Class Prospectus dated August 1, 2003
 Statement of Additional Information dated August 1, 2003

 LEGG MASON FINANCIAL SERVICES FUND, A PORTFOLIO OF LEGG MASON INVESTORS TRUST, INC.
 Primary Class and Class A Prospectus dated August 1, 2003 (supplement dated November 19, 2003)
 Institutional Class Prospectus dated August 1, 2003 (supplement dated November 19, 2003)
 Statement of Additional Information dated August 1, 2003

 LEGG MASON CLASSIC VALUATION FUND, A PORTFOLIO OF LEGG MASON LIGHT STREET TRUST, INC.,
 Primary Class Prospectus dated February 28, 2004
 Institutional Class Prospectus dated February 28, 2004
 Statement of Additional Information dated February 28, 2004

 LEGG MASON OPPORTUNITY TRUST, A PORTFOLIO OF LEGG MASON INVESTMENT TRUST, INC. Primary Class Prospectus dated May 1, 2003 (supplement dated June 2, 2003) Institutional and Financial Intermediary Class Prospectus dated August 29, 2003 Statement of Additional Information dated August 29, 2003

 BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO, A PORTFOLIO OF
 LEGG MASON CHARLES STREET TRUST, INC.
 Institutional and Financial Intermediary Class Prospectus dated August 1, 2003 Statement of Additional Information dated August 1, 2003

                                 Schedule II-3